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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    Form 8-K

               Current Report Pursuant to Section 13 or 15 (d) of
                      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)..............January 25, 1996


                                GIANT GROUP, LTD.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                     1-4323                 23-0622690
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(State or other jurisdiction  (Commission File Number)    (I.R.S. Employer
     of incorporation)                                  Identification Number)


                         150 El Camino Drive, Suite 303
                        Beverly Hills, California 90212
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                    (Address of principal executive offices)

Registrant's telephone number, including area code..............(310) 273-5678



                                Not applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)





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Item 4.  Changes in Registrant's Certifying Accountant

(a) On January 29, GIANT GROUP, LTD. engaged the accounting firm of Arthur Andersen LLP as independent accountants for the registrant to perform all procedures related to the 1995 year-end audit. Arthur Andersen LLP are the independent accountants for Rally's Hamburgers, Inc., of which GIANT GROUP, LTD. owns 48% of its outstanding stock. The work of Coopers & Lybrand L.L.P. was terminated effective January 25, 1996. The decision to change accountants was approved by the Audit Committee of the Board of Directors.

(b) During the two most recent fiscal years and subsequent interim period prior to January 25, 1996, there have been no disagreements with Coopers & Lybrand L.L.P. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

(c) Coopers & Lybrand L.L.P.'s report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

(d) The registrant has requested that Coopers & Lybrand L.L.P. furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of their letter to the SEC, dated January 29, 1996, is filed as Exhibit 1 to this Form 8-K.


Item 7.  Financial Statements and Exhibits

     Exhibit 1. Letter from Coopers & Lybrand L.L.P. to the Securities & Exchange Commission.




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                 Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 29, 1996             GIANT GROUP, LTD., a Delaware corporation

                                   by:  CATHY WOOD
                                        --------------------------
                                        Cathy Wood
                                        Vice President and Chief Financial
                                        Officer


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